                                                                    EXHIBIT 99.6


CASE NAME:      DCM DELAWARE, INC.                                 ACCRUAL BASIS

CASE NUMBER:    401-40787-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2001
                                        ---------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                         TREASURER
---------------------------------------                   ---------------------
Original Signature of Responsible Party                           Title

WILFORD W. SIMPSON                                          OCTOBER 11, 2001
---------------------------------------                   ---------------------
Printed Name of Responsible Party                                 Date


PREPARER:

/s/ Dennis S. Faulkner                                    ACCOUNTANT FOR DEBTOR
---------------------------------------                   ---------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                          OCTOBER 11, 2001
---------------------------------------                   ---------------------
Printed Name of Preparer                                         Date

CASE NAME:      DCM DELAWARE, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:    401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                           SCHEDULED              MONTH              MONTH
ASSETS                                                       AMOUNT               JUL-01           AUGUST-01            MONTH
------                                                     ---------              ------           ---------            -----
1.    Unrestricted Cash
2.    Restricted Cash
3.    Total Cash                                                   0                  0                  0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)
9.    Total Current Assets                                         0                  0                  0
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment                              0                  0                  0
13.   Due From Insiders
14.   Other Assets - Net of Amortization (Attach List)             0                  0                  0
15.   Other (Attach List)                                          0                  0                  0
16.   Total Assets                                                 0                  0                  0

POST PETITION LIABILITIES

17.   Accounts Payable                                                              393                393
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)
23.   Total Post Petition Liabilities                                               393                393

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                             75,885,064         15,071,491         14,930,296
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                                128,928,814        128,929,339        128,929,529
28.   Total Pre Petition Liabilities                     204,813,878        144,000,830        143,859,825
29.   Total Liabilities                                  204,813,878        144,001,223        143,860,218

EQUITY

30.   Pre Petition Owners' Equity                                          (204,813,878)      (204,813,878)
31.   Post Petition Cumulative Profit Or (Loss)                                    (815)            (1,005)
32.   Direct Charges To Equity (FOOTNOTE)                                    60,813,470         60,954,665
33.   Total Equity                                                         (144,001,223)      (143,860,218)
34.   Total Liabilities and Equity                                                    0                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      DCM DELAWARE, INC.                            SUPPLEMENT TO

CASE NUMBER:    401-40787-BJH-11                            ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                SCHEDULED           MONTH            MONTH
ASSETS                                           AMOUNT             JUL-01         AUGUST-01          MONTH
------                                          ---------           ------         ---------          -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                            0                0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                 0                0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                           0                0                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                   0                0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)              428,814          429,339          429,529
B.      10 3/8% Senior Sub. Notes             105,000,000      105,000,000      105,000,000
C.      Sr. Sub Exchangeable Notes             23,500,000       23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                        128,928,814      128,929,339      128,929,529

CASE NAME:      DCM DELAWARE, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:    401-40787-BJH-11


INCOME STATEMENT


                                                     MONTH           MONTH                              QUARTER
REVENUES                                            JUL-01         AUGUST-01           MONTH              TOTAL
--------                                            ------         ---------           -----            -------
1.    Gross Revenues                                                                                           0
2.    Less: Returns & Discounts                                                                                0
3.    Net Revenue                                        0                 0                                   0

COST OF GOODS SOLD

4.    Material                                                                                                 0
5.    Direct Labor                                                                                             0
6.    Direct Overhead                                                                                          0
7.    Total Cost Of Goods Sold                           0                 0                                   0
8.    Gross Profit                                       0                 0                                   0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                           0
10.   Selling & Marketing                                                                                      0
11.   General & Administrative                                                                                 0
12.   Rent & Lease                                                       190                                 190
13.   Other (Attach List)                                                                                      0
14.   Total Operating Expenses                           0               190                                 190
15.   Income Before Non-Operating
      Income & Expense                                   0              (190)                               (190)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                          0
17.   Non-Operating Expense (Att List)                                                                         0
18.   Interest Expense                                                                                         0
19.   Depreciation / Depletion                                                                                 0
20.   Amortization                                                                                             0
21.   Other (Attach List)                                                                                      0
22.   Net Other Income & Expenses                        0                 0                                   0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                        0
24.   U.S. Trustee Fees                                                                                        0
25.   Other (Attach List)                                                                                      0
26.   Total Reorganization Expenses                      0                 0                                   0
27.   Income Tax                                                                                               0
28.   Net Profit (Loss)                                  0              (190)                0              (190)

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


CASE NAME:      DCM DELAWARE, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:    401-40787-BJH-11

CASH RECEIPTS AND                                   MONTH             MONTH                            QUARTER
DISBURSEMENTS                                       JUL-01          AUGUST-01          MONTH            TOTAL
-----------------                                   ------          ---------          -----           -------
1.  Cash - Beginning Of Month                                                                                 0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                                0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                              0
4.  Post Petition                                                                                             0
5.  Total Operating Receipts                              0               0                                   0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                            0
7.  Sale of Assets                                                                                            0
8.  Other (Attach List)                                                                                       0
9.  Total Non-Operating Receipts                          0               0                                   0
10. Total Receipts                                        0               0                                   0
11. Total Cash Available                                  0               0                                   0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                               0
13. Payroll Taxes Paid                                                                                        0
14. Sales, Use & Other Taxes Paid                                                                             0
15. Secured / Rental / Leases                                                                                 0
16. Utilities                                                                                                 0
17. Insurance                                                                                                 0
18. Inventory Purchases                                                                                       0
19. Vehicle Expenses                                                                                          0
20. Travel                                                                                                    0
21. Entertainment                                                                                             0
22. Repairs & Maintenance                                                                                     0
23. Supplies                                                                                                  0
24. Advertising                                                                                               0
25. Other (Attach List)                                                                                       0
26. Total Operating Disbursements                         0               0                                   0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                         0
28. U.S. Trustee Fees                                                                                         0
29. Other (Attach List)                                                                                       0
30. Total Reorganization Expenses                         0               0                                   0
31. Total Disbursements                                   0               0                                   0
32. Net Cash Flow                                         0               0                                   0
33. Cash - End of Month                                   0               0                                   0

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


CASE NAME:      DCM DELAWARE, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:    401-40787-BJH-11

                                                SCHEDULED             MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT               JUL-01         AUGUST-01             MONTH
-------------------------                       ---------             ------         ---------             -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                          0                  0                 0                  0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                          0                  0                 0                  0


AGING OF POST PETITION                                  MONTH:     AUGUST-01
TAXES AND PAYABLES                                            ----------------

                               0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                   DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                  ------           -------            -------             -----            -----
1.   Federal                                                                                                 0
2.   State                                                                                                   0
3.   Local                                                                                                   0
4.   Other (Attach List)                                                                                     0
5.   Total Taxes Payable            0                 0                  0                 0                 0
6.   Accounts Payable               0               393                  0                 0               393


                                                        MONTH:     AUGUST-01
                                                               ----------------
STATUS OF POST PETITION TAXES

                                           BEGINNING TAX      AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                     LIABILITY*        AND/OR ACCRUED      (AMOUNT PAID)         LIABILITY
-------                                    -------------      ---------------     -------------        ----------
1.   Withholding **                                                                                             0
2.   FICA - Employee **                                                                                         0
3.   FICA - Employer **                                                                                         0
4.   Unemployment                                                                                               0
5.   Income                                                                                                     0
6.   Other (Attach List)                                                                                        0
7.   Total Federal Taxes                                 0                  0                0                  0

STATE AND LOCAL

8.   Withholding                                                                                                0
9.   Sales                                                                                                      0
10.  Excise                                                                                                     0
11.  Unemployment                                                                                               0
12.  Real Property                                                                                              0
13.  Personal Property                                                                                          0
14.  Other (Attach List)                                                                                        0
15.  Total State And Local                               0                  0                0                  0
16.  Total Taxes                                         0                  0                0                  0


 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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


CASE NAME:      DCM DELAWARE, INC.                          ACCRUAL BASIS - 5

CASE NUMBER:    401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:     AUGUST-01
                                                               ----------------


BANK RECONCILIATIONS                            Account # 1        Account # 2
--------------------                            -----------        -----------
A.   BANK:                                                                         Other Accounts              TOTAL
B.   ACCOUNT NUMBER:                                                                (Attach List)
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                                    0
2.   Add: Total Deposits Not Credited                                                                              0
3.   Subtract: Outstanding Checks                                                                                  0
4.   Other Reconciling Items                                                                                       0
5.   Month End Balance Per Books                           0                 0                                     0
6.   Number of Last Check Written


INVESTMENT ACCOUNTS

                                                DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE         INSTRUMENT           PURCHASE PRICE     CURRENT VALUE
---------------------------                    --------         ----------           --------------     -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                            0                 0

CASH

12.  Currency On Hand                                                                                               0
13.  Total Cash - End of Month                                                                                      0


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


CASE NAME:      DCM DELAWARE, INC.                          ACCRUAL BASIS - 6

CASE NUMBER:    401-40787-BJH-11
                                                        MONTH:    AUGUST-01
                                                               ---------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS

                                      TYPE OF       AMOUNT       TOTAL PAID
                NAME                  PAYMENT        PAID          TO DATE
                ----                  -------       ------       ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                         0               0

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                               TOTAL
                                        AUTHORIZING      AMOUNT         AMOUNT    TOTAL PAID     INCURRED
NAME                                      PAYMENT       APPROVED         PAID       TO DATE     & UNPAID*
----                                    -----------     --------        ------    ----------    ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                          0             0             0             0

    * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                               SCHEDULED       AMOUNTS            TOTAL
                                MONTHLY         PAID             UNPAID
                               PAYMENTS        DURING             POST
        NAME OF CREDITOR         DUE           MONTH            PETITION
        ----------------       --------        -------          --------
1.    Bank of America                 0              0        14,930,296
2.
3.
4.
5.    (Attach List)
6.    TOTAL                           0              0        14,930,296

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


CASE NAME:      DCM DELAWARE, INC.                          ACCRUAL BASIS - 7

CASE NUMBER:    401-40787-BJH-11
                                                          MONTH:   AUGUST-01
                                                                 -------------

QUESTIONNAIRE

                                                                                       YES      NO
                                                                                       ---      --
1.    Have any Assets been sold or transferred outside the normal course of
      business this reporting period?                                                            X

2.    Have any funds been disbursed from any account other than a debtor in
      possession account?                                                                        X

3.    Are any Post Petition Receivables (accounts, notes, or loans) due from
      related parties?                                                                           X

4.    Have any payments been made on Pre Petition Liabilities this reporting period?             X

5.    Have any Post Petition Loans been received by the debtor from any party?                   X

6.    Are any Post Petition Payroll Taxes past due?                                              X

7.    Are any Post Petition State or Federal Income Taxes past due?                              X

8.    Are any Post Petition Real Estate Taxes past due?                                          X

9.    Are any other Post Petition Taxes past due?                                                X

10.   Are any amounts owed to Post Petition creditors delinquent?                                X

11.   Have any Pre Petition Taxes been paid during the reporting period?                         X

12.   Are any wage payments past due?                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                       YES      NO
                                                                                       ---      --
1.    Are Worker's Compensation, General Liability and other necessary
      insurance coverages in effect?                                                     X

2.    Are all premium payments paid current?                                             X

3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

           TYPE OF POLICY                  CARRIER                PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
           --------------                  -------                --------------          --------------------------
General Liability                    Liberty Mutual                9/1/00-3/1/02          Semi-Annual        $64,657

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

CASE NAME:      DCM DELAWARE, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40787-BJH-11                             ACCRUAL BASIS

                                                        MONTH:    AUGUST-01
                                                               ----------------


ACCRUAL
BASIS
FORM
NUMBER          LINE NUMBER           FOOTNOTE/EXPLANATION
-------         -----------           --------------------
1                     24              The direct charges to equity are due to the secured debt
1                     32              reductions pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the sale of the South Region of Kevco
                                      Distribution, as well as direct cash payments of $25 million (See
                                      Footnote 1,24). The secured debt owed to Bank of America by
                                      Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1                    27A              Intercompany payables are to co-debtors Kevco Management Co.
                                      (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                                      401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                      401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                      401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco
                                      GP, Inc. (Case No. 401-40786-BJH-11), and Kevco Components, Inc.
                                      (Case No. 401-40790-BJH-11).